UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                           The Securities Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2000



                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 033-73160

                 I.R.S. Employer Identification No. 77-0212977




                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115

ITEM 5.  OTHER EVENTS

     On May 18, 2000, Calpine Corporation, a Delaware Corporation, announced that its Board of Directors authorized a two-for-one split of its common stock for stockholders of record as of May 29, 2000, subject to obtaining stockholder approval of the proposal to amend the company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million to 500 million.

     On May 22, 2000, Calpine Corporation announced it will purchase 36 F-class turbines from Orlando, Florida-based Siemens Westinghouse Power Corporation. The agreement includes long-term service programs and performance enhancements on existing equipment. Beginning in 2003, Siemens Westinghouse will deliver 18 turbines per year to Calpine through 2004.

     On May 23, 2000, Calpine Corporation announced that it has acquired the development rights to build, own and operate a 540-megawatt natural gas-fired electricity generating facility to be located near Fremont, Ohio. The facility will be capable of generating over 700 megawatts of electricity during periods of high demand. Commercial operation will begin as early as mid-2003.

     On June 12, 2000, Calpine Corporation announced it has completed the acquisition of the remaining 50 percent interests in two natural gas-fired energy facilities from an affiliate of Alexandria, Va.-based Statoil Energy, Inc.

     On June 13, 2000, Calpine Corporation announced it has entered into a new $400 million, three-year revolving line of credit led by the The Bank of Nova Scotia, replacing a previous $100 million credit facility. The new facility will be used for working capital and other general corporate purposes.

     On June 15, 2000, Calpine Corporation announced it has acquired the Freestone Energy Center from New Orleans, La.-based Entergy Corp. Freestone is a 1,000-megawatt natural gas-fired power generating facility under development in Freestone County, Texas, near Fairfield, about 80 miles southeast of Dallas.

(C)      Exhibits.

     99.0 Press release dated May 18, 2000, announcing proposed two-for-one stock split

     99.1 Press release dated May 22, 2000, announcing plans to purchase 36 Siemens Westinghouse Turbines

     99.2  Press release  dated  May  23,  2000,   announcing   development   of
540-megawatt Fremont Energy Center

     99.3  Press release  dated  June  12,  2000,   announcing   completion   of
acquisition of remaining 50% interests in two gas-fired energy facilities in New York

     99.4 Press release dated June 13, 2000, announcing $400 million corporate revolver

     99.5  Press  release  dated  June  15,  2000,  announcing   acquisition  of
1,000-megawatt North Texas Power Project

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CALPINE CORPORATION

                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                          Vice President and Controller
                            Chief Accounting Officer

June 19, 2000

EXHIBIT 99.0

                                             NEWS RELEASE Contact:  408/995-5115
                                      Public Relations:  Katherine Potter, X1168
                                        Investor Relations:  Rick Barraza, X1125


               CALPINE ANNOUNCES PROPOSED TWO-FOR-ONE STOCK SPLIT

     (SAN JOSE, CALIF.) May 18, 2000 -- Calpine Corporation [NYSE:CPN], the nation's leading independent power company, announced today that its Board of Directors has authorized a two-for-one split of its common stock for stockholders of record as of May 29, 2000, subject to obtaining stockholder approval of the proposal to amend the company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million to 500 million.

     The proposed amendment to the company's Amended and Restated Certificate of Incorporation will be voted upon by Calpine stockholders at the company's 2000 Annual Meeting of Stockholders at 9:00 a.m., Pacific Time, on May 18, 2000, at the Capital Club Athletics located at 196 North Third Street, San Jose, Calif. The shares resulting from this split are expected to be distributed after the market closes on June 8, 2000.

     An audio replay and a copy of management's report that will be presented at the 2000 Annual Meeting will be available after 1:00 p.m. Pacific Time on the company's website at www.calpine.com.

     Calpine Corporation is dedicated to providing customers with clean, reliable and competitively priced electricity. Calpine is active in 20 states and Alberta, Canada. Calpine's corporate headquarters are located in San Jose, Calif., with regional offices in Houston, Texas; Pleasanton, Calif.; and Boston, Mass. Calpine currently has approximately 17,200 megawatts of capacity in operation, under construction or in announced development - enough energy to power more than 17 million households. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

EXHIBIT 99.1

                                             NEWS RELEASE Contact:  408/995-5115
                                      Public Relations:  Katherine Potter, X1168
                                        Investor Relations:  Rick Barraza, X1125


              CALPINE TO PURCHASE 36 SIEMENS WESTINGHOUSE TURBINES
      New Turbines Will Produce Additional 9,800 Megawatts Of Electricity

     (SAN JOSE, CALIF.) May 22, 2000 -- Calpine Corporation [NYSE:CPN], one of the nation's fastest growing independent power producers, announced today it will purchase 36 F-class turbines from Orlando, Fla.-based Siemens Westinghouse Power Corporation.

     The  agreement   includes   long-term   service  programs  and  performance
enhancements on existing equipment. Beginning in 2003, Siemens Westinghouse will deliver 18 turbines per year to Calpine through 2004.

     "This agreement will further Calpine's industry-leading development program by ensuring that we have the resources to maintain our market growth," said Doug Kieta, senior vice president-construction for Calpine. "In addition, the Siemens Westinghouse turbines enable Calpine to continue building energy centers that set the industry standard in terms of fuel-efficiency, reliability and environmental accountability."

     Randy Zwirn, president and CEO of Siemens Westinghouse Power Corporation, stated, "Our continued close working relationship with Calpine is highly valued by everyone in the Siemens Power Generation Group. Calpine continues to work with us to create new and innovative competitive business models. We are honored that Calpine has again selected our technology to compete in the deregulated energy markets they serve."

     Siemens Westinghouse offered a competitive package that includes enhancements on Calpine's existing Siemens Westinghouse equipment, which will be a significant factor in guaranteeing Calpine remains a leader in the deregulated electrical energy marketplace. When operated in a combined-cycle configuration, the 36 new turbines equate to approximately 9,800 additional megawatts of electricity generation potential for Calpine's development portfolio.

     Siemens Westinghouse Power Corporation is a Siemens Company with headquarters located in Orlando, Fla. Within Siemens' global Fossil Power Generation business, Siemens Westinghouse is the regional business division for the Americas and operates engineering and manufacturing centers in North America. In the U.S. and Canada, the company also is responsible for the Industrial Turbines and Instrumentation and Control businesses.

     Calpine Corporation is a leading independent power company dedicated to providing customers with reliable and competitively priced electricity and thermal energy. Calpine is active in 20 states and Alberta, Canada, with corporate headquarters in San Jose, Calif. and regional offices in Houston, Texas; Pleasanton, Calif.; and Boston, Mass. Calpine currently has approximately 17,200 megawatts of capacity in operation, under construction or in announced development - enough energy to power approximately 17 million households. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

EXHIBIT 99.2

                                             NEWS RELEASE Contact:  408/995-5115
                                      Public Relations:  Katherine Potter, X1168
                                        Investor Relations:  Rick Barraza, X1125


       CALPINE ANNOUNCES DEVELOPMENT OF 545-MEGAWATT FREMONT ENERGY CENTER Flagship Project for Calpine's Entry into Ohio and ECAR Market Area

     (SAN JOSE, CALIF.) May 23, 2000 -- Calpine Corporation [NYSE:CPN], the national independent power company, today announced that it has acquired the development rights to build, own and operate a 540-megawatt natural gas-fired electricity generating facility to be located near Fremont, Ohio. The facility will be capable of generating over 700 megawatts of electricity during periods of high demand. The proposed Fremont Energy Center will represent a $340 million investment. Commercial operation will begin as early as mid-2003. Calpine acquired the development rights from Buckeye Energy Projects LLC, a company managed by William J. Martin.

     In making the announcement, Calpine Senior Vice President Bob Alff stated, "The Fremont Energy Center is a flagship project with respect to our entry into the East Central Area Reliability Council (ECAR) power market. The project is ideally located in an area of the Midwest that is experiencing growing demand for electricity. Calpine is reviewing a number of proposals to toll the full output of the facility."

     The Fremont Energy Center will use two advanced technology combustion turbines in combined-cycle with a single steam turbine. The plant will use clean-burning natural gas in conjunction with an advanced emissions control system. It will be an environmentally responsible source of electric power that will help meet the growing energy needs of the Midwest's economy.

     Calpine will manage all aspects of project development for the Fremont Energy Center, including engineering and design, construction, fuel supply and power marketing. The project will interconnect with two transmission systems owned and operated by First Energy and American Electric Power, respectively.

     Based in San Jose, Calif., Calpine Corporation is the leading U.S. independent power company dedicated to providing customers with reliable and competitively priced electricity. Calpine is the nation's largest producer of renewable geothermal energy and is focused on clean, efficient combined-cycle natural gas-fired generation. Nationally, Calpine currently has a combined interest in approximately 17,900 megawatts of electric generating capacity in operation, under construction or announced development in 21 states across the country - representing the largest power development program in the U.S. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to: (i) changes in government regulations and anticipated deregulation of the electric energy industry; (ii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain financing and the necessary permits to operate or the failure of third-party contractors to perform their contractual obligations; (iii) cost estimates are preliminary and actual cost may be higher than estimated; (iv) the assurance that the Company will develop additional plants; (v) a competitor's development of a lower-cost generating gas-fired power plant; or, (vi) the risks associated with marketing and selling power from power plants in the newly competitive energy market. Prospective investors are also referred to the other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

EXHIBIT 99.3

                                             NEWS RELEASE Contact:  408/995-5115
                                      Public Relations:  Katherine Potter, X1168
                                        Investor Relations:  Rick Barraza, X1125


            CALPINE COMPLETES ACQUISITION OF REMAINING 50% INTERESTS
                 IN TWO GAS-FIRED ENERGY FACILITIES IN NEW YORK
      Company Adds 74 Megawatts of Generation to Northeast Power Portfolio

     (SAN JOSE, CALIF.) June 12, 2000 -- Calpine Corporation [NYSE:CPN], the nation's leading independent power company, today announced it has completed the acquisition of the remaining 50 percent interests in two natural gas-fired energy facilities from an affiliate of Alexandria, Va.-based Statoil Energy, Inc. for $71 million. As a result of this acquisition, Calpine adds 74 megawatts of generation to its rapidly expanding northeast power portfolio.

     Calpine, a new leader in the northeast power market, has 540 net megawatts of generation in operation, 888 net megawatts under construction, and 1,585 net megawatts in announced development in Connecticut, Maine, Massachusetts, New Jersey, New York, Pennsylvania and Rhode Island. This recent acquisition includes:

     - Kennedy International Airport Power Plant - Electricity and thermal energy from this 107-megawatt cogeneration plant in Queens, N.Y., is sold to the New York and New Jersey Port Authority for use at the John F. Kennedy International Airport under a long-term power sales agreement. Power is also sold to Consolidated Edison Company of New York, Inc., other utility customers and to the New York Power Authority.

     - Stony Brook Power Plant - Stony Brook is a 40-megawatt cogeneration plant. Electricity and steam are sold to the State University of New York at Stony Brook under a long-term sales agreement. Excess power is sold to Long Island Power Authority.

     Based in San Jose, Calif., Calpine Corporation is the leading U.S. independent power company dedicated to providing customers with reliable and competitively priced electricity. Nationally, Calpine currently has a combined interest in approximately 17,800 megawatts of electric generating capacity in operation, under construction or announced development in 21 states across the country - representing the largest power development program in the U.S. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

EXHIBIT 99.4

                                             NEWS RELEASE Contact:  408/995-5115
                                      Public Relations:  Katherine Potter, X1168
                                        Investor Relations:  Rick Barraza, X1125


                CALPINE ANNOUNCES $400 MILLION CORPORATE REVOLVER

     (SAN JOSE, CALIF.) June 13, 2000 -- Calpine Corporation [NYSE:CPN], the leading independent power company, today announced it has entered into a new $400 million, three-year revolving line of credit led by the The Bank of Nova Scotia, replacing a previous $100 million credit facility. The new facility will be used for working capital and other general corporate purposes.

     Based in San Jose, Calif., Calpine Corporation is the leading U.S. independent power company dedicated to providing customers with reliable and competitively priced electricity. Nationally, Calpine currently has a combined interest in approximately 17,800 megawatts of electric generating capacity in operation, under construction or announced development in 21 states across the country, and Alberta, Canada - representing the largest power development program in the U.S. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

EXHIBIT 99.5

                                             NEWS RELEASE Contact:  408/995-5115
                                      Public Relations:  Katherine Potter, X1168
                                        Investor Relations:  Rick Barraza, X1125


            CALPINE ACQUIRES 1,000-MEGAWATT NORTH TEXAS POWER PROJECT
    Project To Help Relieve Power Shortage in North Texas Electricity Markets

     (SAN JOSE, CALIF.) June 15, 2000 -- Calpine Corporation [NYSE:CPN], the nation's leading independent power company, has acquired the Freestone Energy Center from New Orleans, La.-based Entergy Corp. [NYSE:ETR]. Freestone is a 1,000-megawatt natural gas-fired power generating facility under development in Freestone County, Texas, near Fairfield, about 80 miles southeast of Dallas. Construction of the technologically advanced energy center is expected to begin during the third quarter of 2000, with a two-phased commercial start-up beginning in June 2002.

     The purchase price includes a payment of approximately $61 million to Entergy and the assumption of $147 million in liabilities. This represents payment for the land and development rights for the Freestone Energy Center, previous progress payments made for four General Electric gas turbines, two steam turbines and related equipment, and development expenditures incurred to date.

     "The Freestone Energy Center will provide reliable power for the rapidly growing Texas wholesale power market," said Calpine Central Region Senior Vice President Diana Naylor. "It will serve a critical region of ERCOT that already suffers from inadequate electricity supplies during peak summertime demand periods."

     This transaction expands Calpine's position as the largest independent power producer in Texas. Calpine has 10 natural gas-fired energy centers in operation, under construction or in development in the state - representing 5,400 megawatts of generation.

     The company's system of high-efficiency generating facilities is designed to help meet the growing demand for power in Texas. Effectively isolated from the national power grid, Texas has a limited ability to import electricity and is considered one of the nation's fastest-growing energy markets. In addition to providing a much-needed source of energy to the state, Calpine's Freestone Energy Center will help ease south-to-north transmission constraints within the Electric Reliability Council of Texas (ERCOT). Growing three to five percent annually, the 60,000-megawatt ERCOT market represents about seven percent of the U.S. power market.

     "In addition, by helping to relieve transmission constraints, the Freestone Energy Center will extend our market reach and provide Calpine with the ability to serve our customers from the most optimally located energy center in our system," Naylor added.

     Calpine will manage all aspects of project development for the Freestone Energy Center, including engineering and design, construction, fuel supply and power marketing. At the peak of its 24-month construction schedule, the project is expected to employ approximately 600 construction workers; the facility will create jobs for 30 full-time on-site employees. Calpine is negotiating long-term supply agreements with several potential customers in the area.

     The Freestone Energy Center will consist of four General Electric 7FA combustion turbines configured in combined-cycle with two steam turbines. In addition to using clean natural gas, the facility will be equipped with advanced emissions control systems that will limit nitrogen oxide emissions, making it an environmentally responsible source of new electric power.

About Calpine:

     Based in San Jose, Calif., Calpine Corporation is dedicated to providing customers with reliable and competitively priced electricity. Calpine is the nation's  largest  producer  of  renewable  geothermal  energy and is focused on clean, efficient combined-cycle, natural gas-fired generation. Nationally, Calpine currently has a combined interest in approximately 18,800 megawatts of electric generating capacity in operation, under construction or announced development in 21 states across the country and in Alberta, Canada - representing the largest power development program in the U.S. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) changes in government regulations and anticipated deregulation of the electric energy industry; (ii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain financing and the necessary permits to operate or the failure of third-party contractors to perform their contractual obligations, (iii) cost estimates are preliminary and actual cost may be higher than estimated, (iv) the assurance that the Company will develop additional plants, (v) a competitor's development of a lower-cost generating gas-fired power plant or (vi) the risks associated with marketing and selling power from power plants in the newly competitive energy market. Prospective investors are also referred to the other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.